Intramerica Life Insurance Company

Intramerica Variable Annuity Account

Supplement, dated January 2, 2009, to

The Scudder Horizon Plan Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Intramerica Life Insurance Company.

The following replaces the sixth paragraph of the “Full and Partial Surrenders” section of the prospectus:

To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the Account Value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request, subject to the “General Provisions – Delay of Payment and Transfers” section of this prospectus.

The following is added to the “General Provisions – Delay of Payment and Transfers” section of the prospectus:

We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.